NUVEEN GLOBAL DIVIDEND GROWTH FUND

SUPPLEMENT DATED OCTOBER 9, 2026

TO THE MUTUAL FUND CLASS A, C AND I SUMMARY PROSPECTUS

DATED NOVEMBER 28, 2025

The Board of Trustees of Nuveen Global Dividend Growth Fund (the “Fund”) has approved the following change to the Fund’s non-fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 (“Name Policy”), which is expected to go into effect on November 30, 2026:

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The Fund’s Name Policy to invest, under normal market conditions, at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in dividend-paying equity securities will change to the following:

Under normal circumstances, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of dividend growth companies. Dividend growth companies are those that currently pay a dividend and have a history of paying increasing dividends or that the Fund’s sub-adviser believes have the potential to increase future dividend payments based on dividend growth estimates.

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SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SBGDG-1026P